UNITED STATES
SECURITES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 9, 2005
PEOPLES FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Mississippi
(State or Other Jurisdiction of Incorporation)

O-30050	64-0709834

(Commission File Number)	(IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS	39530

(Address of Principal Executive Offices)	(Zip Code)
(228) 435-5511
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 8.01. Other Events
On December 9, 2005, Peoples Financial Corporation issued a press release announcing the declaration of a dividend and the extension of a stock repurchase program.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

99.1	Press Release issued by Peoples Financial Corporation dated December 9, 2005, headed “Peoples Financial Corporation Declares Regular Dividend, Extends Stock Repurchase Program.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 9, 2005

PEOPLES FINANCIAL CORPORATION
By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO